Exhibit 99.1: Press Release dated April 1, 2022

FOR IMMEDIATE RELEASE

For more information, contact:

Chevis C. Swetman, President and CEO

228-435-8205

cswetman@thepeoples.com

PEOPLES FINANCIAL CORPORATION ANNOUNCES RETIREMENT OF CHIEF FINANCIAL OFFICER

BILOXI, MS (April 1, 2022) – Peoples Financial Corporation (the “Company”)(OTCQX Best Market: PFBX), parent of The Peoples Bank, today announced that on April 1, 2022, Lauri A. Wood, Chief Financial Officer of Peoples Financial Corporation (the “Company”), will retire from the Company. Ms. Wood’s intention to retire was publicly announced on November 19, 2021. Ms. Wood leaves the Company after more than 32 years of service. She has served as the Chief Financial Officer of the Company since 1994.

The Company has hired Leslie B. Fulton, C.P.A., who started her employment on March 21, 2022. Mrs. Fulton will be appointed Chief Financial Officer of the Company. She has a Bachelor of Science and Business Administration in Accounting, with honors, from the University of Southern Mississippi and is a member of the American Institute of Certified Public Accountants and the Society of Louisiana Certified Public Accountants. Mrs. Fulton has more than 15 years of accounting experience in the banking industry in south Louisiana and almost two years of experience in public accounting. She has a wealth of experience in financial institution financial reporting, working with regulatory authorities, asset liability management and credit loss analysis. A native of Gautier, MS, she will be continuing her career on the Mississippi Gulf Coast among her family and friends.

“We are confident that Leslie will be a great addition to our management team,” said Chevis C. Swetman, President and CEO of the Company and its bank subsidiary. “During the search process, she impressed us with her financial institution knowledge as well as her communication skills.”

Founded in 1896, with $819 million in total assets as of December 31, 2021, The Peoples Bank operates 18 branches along the Mississippi Gulf Coast in Hancock, Harrison, Jackson and Stone counties. In addition to offering a comprehensive range of retail and commercial banking services, the Bank also operates a trust and investment services department that has provided customers with financial, estate and retirement planning services since 1936.

Peoples Financial Corporation’s common stock is listed on the OTCQX Best Market under the symbol PFBX. Additional information is available on the Internet at the Company’s website, www.thepeoples.com, and at the website of the Securities and Exchange Commission, www.sec.gov.

This news release reflects industry conditions, Company performance and financial results and contains “forward-looking statements,” which may include forecasts of our financial results and condition, expectations for our operations and businesses, and our assumptions for those forecasts and expectations. Do not place undue reliance on forward-looking statements. These forward-looking statements are subject to a number of risk factors and uncertainties which could cause the Company’s actual results and experience to differ materially from the anticipated results and expectation expressed in such forward-looking statements.

Factors that could cause our actual results to differ materially from our forward-looking statements are described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Regulation and Supervision” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in other documents subsequently filed by the Company with the Securities and Exchange Commission, available at the SEC’s website and the Company’s website, each of which are referenced above. To the extent that statements in this news release relate to future plans, objectives, financial results or performance by the Company, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are generally identified by use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology.

Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. All information is as of the date of this news release. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.